Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fruit Of The Loom Unsecured Creditors Trust (the “UCT”) on Form 10-K for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Edward Clingman, Jr., a principal of Clingman & Hanger Management Associates, LLC, Trust Administrator of the UCT, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the UCT.

Date: July 29, 2004	By:	Clingman & Hanger Management Associates, LLC as Trust Administrator of the Fruit Of The Loom Unsecured Creditors Trust

/s/ W. Edward Clingman, Jr.
W. Edward Clingman, Jr.,
Principal